BARCLAYS GLOBAL INVESTORS FUNDS

Supplement dated February 4, 2009 to the

Prospectus dated February 4, 2009, for

the SL Agency Share Class of

Institutional Money Market Fund Prime Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

The information in this Supplement updates information in,

supersedes any contrary information in, and should be read

in conjunction with, the Prospectus.

The Institutional Money Market Fund and the Prime Money Market Fund (the “Covered Funds”) participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. The Treasury Money Market Fund and the Government Money Market Fund do not participate in the Program.

The Program protects the shares of any class owned by any shareholder of record in a Covered Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in a Covered Fund on that date or who close their Fund accounts after that date and subsequently purchase shares in a Covered Fund. As the SL Agency Shares were not offered prior to January 28, 2009, holders of SL Agency Shares can only be Covered Shareholders if they owned shares of another class of a Covered Fund on September 19, 2008 and had not closed their Fund accounts prior to their purchase of SL Agency Shares.

The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares of any class, including SL Agency Shares, that a Covered Shareholder owns when a guarantee event occurs. A guarantee event generally would occur if a Covered Fund’s market-based net asset value per share were less than $0.995. A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Covered Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

Each Covered Fund paid to the Treasury an amount equal to (1) 0.01% of its net asset value as of September 19, 2008 for participation in the Program from September 19, 2008 through December 18, 2008 and (2) 0.015% of its net asset value as of September 19, 2008 for participation from December 19, 2008 through April 30, 2009. The expenses associated with participation in the Program are borne by each Covered Fund.

The Program may be further extended by the Treasury through September 18, 2009. In the event that the Program is further extended, the Board of Trustees of Barclays Global Investors Funds will consider whether the Covered Funds should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

BGF-A-SLA-0209

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